UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2012

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the stockholders of Dril-Quip, Inc. (“Dril-Quip” or the “Company”) held on May 10, 2012, our stockholders approved (i) the amendment and restatement of the 2004 Incentive Plan of Dril-Quip (as amended, the “2004 Plan”) and (ii) the material terms of the performance goals under the Company’s Short Term Incentive Plan (the “STI Plan”). The amendments to the 2004 Plan permit non-employee directors to receive awards under the 2004 Plan and expand the available performance objectives and criteria that can be used for performance-based awards under the 2004 Plan. The stockholder approval of the material terms of the performance goals under the STI Plan allow awards made to certain of the Company’s officers to qualify as performance-based compensation deductible under Section 162(m) of the Internal Revenue Code of 1986. The foregoing summary is qualified in its entirety by reference to the 2004 Plan and the STI Plan and the descriptions thereof included in our definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of the stockholders of Dril Quip held on May 10, 2012, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.

L.H. Dick Robertson, nominee for director, was elected to serve a three-year term expiring at the 2015 annual meeting of stockholders by a majority of the votes cast at the annual meeting:

For	Against	Abstentions	Broker Non-Votes
33,305,664	1,181,396	3,335	645,359

The appointment of BDO USA, LLP as independent registered public accountants for Dril-Quip for 2012 was approved by the majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
34,724,985	405,835	4,934	—

The advisory vote on the compensation of Dril-Quip’s named executive officers received the affirmative vote of a majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
33,825,342	647,136	17,917	645,359

The amended and restated 2004 Incentive Plan was approved by the majority of the shares of common stock present in person or represented by proxy at the meeting:

For	Against	Abstentions	Broker Non-Votes
33,277,643	1,205,589	7,163	645,359

The material terms of the performance goals under the Company’s Short Term Incentive Plan were approved by the majority of the shares of common stock present in person or represented by proxy at the meeting:

For	Against	Abstentions	Broker Non-Votes
33,827,878	655,148	7,369	645,359

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Jerry M. Brooks
Jerry M. Brooks
Vice President–Finance and Chief Financial Officer

Date: May 16, 2012

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